Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
I, Darin Harris, Chief Executive Officer of Jack in the Box Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the quarterly report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:	February 23, 2022	/S/ DARIN HARRIS
Darin Harris
Chief Executive Officer